SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

                 Date of Report (date of earliest event reported):
                             September 24, 2002

                          Lehman Brothers Holdings Inc.
                (Exact name of registrant as specified in its charter)

                                   Delaware
                   (State or other jurisdiction of incorporation)

             1-9466                                     13-3216325
         (Commission File Number)             (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY 10019
                        (Address of principal (Zip Code)
                               executive offices)

                    Registrant's telephone number, including area code:

                                 (212) 526-7000




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Item 5.  Other Events

Earnings Release

         On September 24, 2002, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its earnings for the third quarter of fiscal 2002, ended August 31, 2002 (the "Earnings Release").

         A copy of the Earnings Release follows as Exhibits 99.1 through 99.5 hereto.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

The following Exhibits are filed as part of this Report.

         Exhibit 99.1            Press Release Relating to Third Quarter Fiscal
                                 2002 Earnings

         Exhibit 99.2            Selected Statistical Information
                                 (Preliminary and Unaudited)

         Exhibit 99.3            Consolidated Statement of Income
                                 (Three Months Ended August 31, 2002)
                                 (Preliminary and Unaudited)

         Exhibit 99.4            Consolidated Statement of Income
                                 (Nine Months Ended August 31, 2002)
                                 (Preliminary and Unaudited)

         Exhibit 99.5            Segment Net Revenue Information
                                 (Three and Nine Months Ended August 31, 2002) (Preliminary and Unaudited)


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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  LEHMAN BROTHERS HOLDINGS INC.
                                                            (Registrant)


Date:  September 24, 2002                   By: /s/ David Goldfarb
                                                -------------------------------
                                                    David Goldfarb
                                                    Chief Financial Officer
                                                   (Principal Financial Officer)

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

                                  EXHIBIT INDEX

         Exhibit 99.1        Press Release Relating to Third Quarter Fiscal 2002
                             Earnings

         Exhibit 99.2        Selected Statistical Information
                             (Preliminary and Unaudited)

         Exhibit 99.3        Consolidated Statement of Income
                             (Three Months Ended August 31, 2002)
                             (Preliminary and Unaudited)

         Exhibit 99.4        Consolidated Statement of Income
                             (Nine Months Ended August 31, 2002)
                             Preliminary and Unaudited)

         Exhibit 99.5        Segment Net Revenue Information
                             (Three and Nine Months Ended August 31, 2002) (Preliminary and Unaudited)


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